BBH TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
-------------------------------------------------------------------------------
Supplement to Prospectus dated August 31, 2003.



I. Under the heading entitled "PRINCIPAL INVESTMENT STRATEGIES - BBH Tax Free Short/Intermediate Fixed Income Fund" on page 5 of the Prospectus, the second sentence shall be deleted and replaced with the following:

"The Investment Adviser invests all of the BBH Tax Free Short/Intermediate Fixed Income Fund's assets in securities which, at the time of purchase, are rated at least Investment Grade by two or more (unless only rated by one) NRSROs or, if unrated, are of comparable quality as determined by or under the direction of the BBH Tax Free Short/Intermediate Fixed Income Fund's Board of Trustees."

II. Under the heading entitled "FEES AND EXPENSES OF THE FUND," the table of Shareholder Fees on page 12 of the Prospectus shall be deleted and replaced with the following:

SHAREHOLDER FEES
(Fees paid directly from an investor's account)


                                                   BBH U.S.      BBH Money     BBH Tax      BBH Tax Free
                                                   Treasury      Market Fund   Exempt       Short/Intermediate
                                                   Money Fund                  Money Fund   Fixed Income Fund
Maximum Sales Charge (Load Imposed on Purchase     None          None          None         None
Maximum Deferred Sales Charge (Load)               None          None          None         None
Maximum Sales Charge (Load)                        None          None          None         None
Imposed on Reinvested Dividends
Redemption Fee                                     None          None          None         1.0%
Exchange Fee                                       None          None          None         None


III. The following shall be added immediately after the current section entitled "Further Redemption Information":

"REDEMPTION FEE
With respect to Fund Shares purchased after April 1, 2004, Fund Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.0% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors."




                                                                   March 1, 2004


Brown Brothers Harriman
140 Broadway
New York, NY 10005
Cusip 05528C 402